UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

BTCS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Explanatory Note

This Amendment No. 1 to the Preliminary Proxy Statement on Schedule 14A is being filed: (i) to make it clearer to the shareholders of record of BTCS Inc. that the Series C-2 Preferred Stock has no voting rights with respect to any of the proposals being voted on at this Annual Meeting and conforming changes within the Principal Shareholder Table on page 15, (ii) to include other information deemed pertinent regarding Proposals 2, 4, and 5 and (iii) and other non-substantive changes.

BTCS Inc.

9466 Georgia Avenue, No. 124

Silver Spring, Maryland 20910

To The Shareholders of BTCS Inc.:

We are pleased to invite you to attend the 2021 Annual Meeting of the shareholders of BTCS Inc. (“BTCS” or the “Company”), to be held on March 31, 2021, at 10:00 a.m. New York Time virtually via a live audio webcast at www.virtualshareholdermeeting.com/BTCS2021 for the following purposes, to:

1.	elect three members to BTCS’ Board of Directors.

2.	approve the BTCS 2021 Equity Incentive Plan.

3.	ratify the appointment of our independent registered public accounting firm for fiscal year 2021.

4.	ratify and approve the issuance of our Series C-2 Preferred Stock (“Series C-2”) to Messrs. Charles Allen, Michal Handerdan, executive officers and directors, and David Garrity, a director.

5.	ratify and approve the issuance of shares of restricted stock units and stock options to Messrs. Charles Allen, Michal Handerdan, executive officers and directors, and David Garrity, a director.

Shareholders of record as of the close of business on February 12, 2021 are entitled to vote at the meeting and any postponement or adjournment thereof. Please see pages 1-2 for additional information regarding accessing the Annual Meeting and how to vote your shares. You do not need to attend the virtual meeting in order to vote your shares.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to join the Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

We appreciate your continued confidence in our Company and look forward to your joining us virtually on March 31, 2021.

By the Order of the Board of Directors

/s/ Charles Allen
Charles Allen
Chief Executive Officer

Dated: February [___], 2021

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(866) 620-4282

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on March 31, 2021: This Proxy Statement and our 2020 Form 10-K are available at: http://materials.proxyvote.com/05581M

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.
BY TELEPHONE Call the telephone number on your proxy card or voting instruction form.	AT THE MEETING Attend the Annual Meeting virtually. See pages 1-2 for additional details on how to attend.

TABLE OF CONTENTS

Page no

2021 ANNUAL MEETING OF SHAREHOLDERS	1
YOUR VOTE IS IMPORTANT	4
PROPOSAL 1. ELECTION OF DIRECTORS	5
PROPOSAL 2. APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN	6
PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021	11
PROPOSAL NO. 4. ratificaTion and APPROVAL OF THE ISSUANCE OF series c-2 preferred stock to certain executive officers and directors of BTCS	13
PROPOSAL NO. 5. RATIFICATION and APPROVAL OF THE ISSUANCE OF Restricted stock units and stock options to certain executive officers and directors of BTCS	14
OWNERSHIP OF OUR STOCK	15
DIRECTORS AND EXECUTIVE OFFICERS	16
OTHER MATTERS	21
ANNEX A -2021 EQUITY INCENTIVE PLAN
ANNEX B- SERIES C-2 CERTIFICATE OF DESIGNATION

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BTCS Inc.

9466 Georgia Avenue, No. 124

Silver Spring, Maryland 20910

(202) 430-6576

2021 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of BTCS Inc., which we refer to as “BTCS” or the “Company,” in connection with the solicitation of proxies by our Board of Directors, which we refer to as the “Board,” for use at the Annual Meeting of Shareholders to be held on March 31, 2021, at 10:00 a.m. New York Time. The Annual Meeting will be a completely virtual meeting of shareholders conducted via live audio webcast to enable our shareholders to participate from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/BTCS2021. The Proxy Statement and our Annual Report on Form 10-K is first being mailed to shareholders entitled to vote at the Annual Meeting on or about February 19, 2021.

Can I attend the Annual Meeting in person?

The Annual Meeting will be held exclusively online, with no option to attend in person. If you plan to attend the virtual meeting, you will need to visit www.virtualshareholdermeeting.com/BTCS2021 and use your 16-digit control number provided on the proxy card to log into the meeting. We encourage shareholders to log in to the website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 10:00 a.m. start time.

Who is (or is not) Entitled to Vote?

Our Board has fixed the close of business on February 12, 2021 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. As of the record date, BTCS has:

Entitled to vote:

●	[________] shares of common stock outstanding each of which represents one vote that may be voted on each matter that may come before this Annual Meeting; and
●	[29,414] shares of Series C-1 Preferred Stock which is entitled to vote on any matter at this Annual Meeting on an as converted basis which represents a total of [196,094] shares of common stock (i.e., votes).

Not entitled to vote:

●	1,100,000 shares of Series C-2 Preferred Stock which is not entitled to vote on any matter at this Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

Who May Attend the Virtual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners and record holders may also attend and vote online during the Annual Meeting. We encourage you to vote your proxy by Internet, by phone or mail prior to the meeting, even if you plan to attend the virtual Annual Meeting.

How Do I Vote?

Record Holder

1. Vote by Internet. The website address for Internet voting is on your proxy card.

2. Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

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3. Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4. Vote during the meeting. Visit www.virtualshareholdermeeting.com/BTCS2021 and follow the instructions provided on the website.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3. Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

4. Vote during the meeting. Visit www.virtualshareholdermeeting.com/BTCS2021 and follow the instructions provided on the website.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are present in person or represented by proxy. Shares owned by BTCS, if any, are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes (because there are routine matters presented at the Annual Meeting) and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if BTCS is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What happens if I do not give specific voting instructions?

Record Holder. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposal 3 is considered routine. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, there may be broker non-votes on Proposals 1, 2, 4 and 5.

How are abstentions treated?

Abstentions have the same effect as a vote “Against” for all of the Proposals.

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How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions (1)

Election of Directors	Plurality, which means that the three nominees receiving the highest number of votes “For” will be elected.	No. However, broker non-votes have no effect on this proposal because they are not considered “votes cast” under state law.	No effect
Approval of the 2021 Equity Incentive Plan	Affirmative vote of the majority of the votes cast, including abstentions.	No. However, broker non-votes have no effect on this proposal because they are not considered “votes cast” under state law.	Same as a vote “Against”
Ratification of Independent Registered Public Accounting Firm	Affirmative vote of the majority of the votes cast, including abstentions.	Yes.	Same as a vote “Against”
Ratification and approval of the issuance of the Series C-2 to Messrs. Charles Allen, Michal Handerhan and David Garrity, executive officers and directors of BTCS.	Affirmative vote of the majority of the votes cast, including abstentions.	No. However, broker non-votes have no effect on this proposal because they are not considered “votes cast” under state law.	Same as a vote “Against”
Ratification and approval of the issuance of a total of 2,750,000 shares of Restricted Stock Units and a total of 12,000,000 stock options to Messrs. Charles Allen, Michal Handerhan and David Garrity, executive officers and directors of BTCS.	Affirmative vote of the majority of the votes cast, including abstentions.	No. However, broker non-votes have no effect on this proposal because they are not considered “votes cast” under state law.	Same as a vote “Against”

(1)	“Withhold” for Proposal 1. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.

What Are the Voting Procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of BTCS, by delivering a proxy card dated after the date of the proxy or by voting during the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary.

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Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants as outlined below, may also attend and vote online during the Annual Meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by BTCS. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

We have also retained Alliance Advisors LLC to assist in the solicitation of proxies. Alliance Advisors LLC will solicit proxies on our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above. Alliance Advisors LLC will receive a base fee of $5,000, plus approved and reasonable out-of-pocket expenses and additional processing fees for any call campaigns, for its services to us for the solicitation of the proxies. We have also agreed to indemnify Alliance Advisors LLC against certain claims. If you have any questions or require any assistance in voting your shares, please call: (866) 620-4282.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Charles Allen and Michal Handerdan, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold BTCS stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to BTCS shareholders with any of the proposals brought before the Annual Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for Proposal 3, our officers (who are also directors) and directors have an interest in seeing each of the proposals being presented at the Annual Meeting approved. Please review each Proposals 4 and 5 for explanation of these interests.

YOUR VOTE IS IMPORTANT

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the virtual Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be voted at the Annual Meeting by 11:59 p.m. New York Time on March 30, 2021.

The Board unanimously recommends that shareholders vote “For” each of the Proposals.

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PROPOSAL 1. ELECTION OF DIRECTORS

We currently have three members of our Board, all whose terms will expire at this Annual Meeting. The Board proposes and recommends the election of the following nominees as directors:

Charles Allen

Michal Handerhan

David Garrity

All of the nominees listed above are currently directors of BTCS, have been nominated for election at the 2021 Annual Meeting, and have agreed to serve if elected. The three persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint additional persons to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth beginning on page 16 in this proxy statement.

The Board recommends a vote “For” the election of the nominated slate of directors.

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PROPOSAL 2. APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

We are asking you to approve the BTCS 2021 Equity Incentive Plan (the “Plan”), which the Board adopted on January 1, 2021. The Plan is subject to shareholder approval at the Annual Meeting.

If approved, the Plan will enable the Company to provide stock-based incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company by motivating its employees to achieve long-term results and rewarding them for their achievements; to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success; and to promote the success of the Company’s business.

The Company believes that equity-based compensation is a critical part of its compensation program. Shareholder approval of the Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

The Board recommends a vote “For” this Proposal No. 2

Summary of the Material Terms of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Annex A. You also may obtain a copy of the Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910. Subsequent to the fiscal year ended 2020 but prior to the record date, the Board terminated the 2014 Equity Incentive Plan (which had no securities outstanding).

Effective Date; Duration of the Plan

The Plan will become ratified upon approval by the Company’s shareholders and will remain in effect until the tenth anniversary of the date it was approved by the Board, unless terminated earlier by the Board.

Plan Administration

The Plan will be administered by the Compensation Committee (when formed) (the “Committee”) or, in the Board’s sole discretion, by the Board. The Committee will have the authority to, among other things, interpret the Plan, determine who will be granted awards under the Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the Plan.

Eligibility

The Committee may grant awards to any employee, consultant or director of the Company and its affiliates. Two employees, and one non-employee director are currently eligible to participate in the Plan. The Company currently does not have any consultants. Only employees are eligible to receive incentive stock options. Non-employee directors currently receive awards as described in this proxy statement under Compensation of Directors and the Company’s named executive officers receive awards as described in this proxy statement under Executive Compensation.

Shares Available for Awards; Limits on Awards

The Plan authorizes the issuance of up to 20,000,000 shares of common stock.

Up to 20,000,000 of the total share reserve may be issued under the Plan, in the aggregate, through the exercise of incentive stock options.

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the Plan.

Types of Awards That May Be Granted

Subject to the limits in the Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are: stock options (including both incentive stock options (“ISOs”) and non-qualified stock options (“NQSO”)), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance share awards, and performance cash awards.

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Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a non-qualified stock option. ISOs and non-qualified stock options are taxed differently, as described under Federal Income Tax Consequences of Awards. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $[___] per share. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with an option granted under the Plan.

Restricted Stock

A restricted stock award is an award of actual shares of common stock which may be subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company or in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends, provided that any cash or stock dividends with respect to the restricted stock will be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld will be distributed to the participant in cash or, at the discretion of the Committee, in shares of common stock having a fair market value equal to the amount of such dividends upon the release of restrictions on such restricted stock, unless such restricted stock is forfeited.

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which may be subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant’s award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Share Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award.

Performance Cash Awards

A performance cash award is a cash award that is payable contingent upon the attainment during a performance period of certain performance goals. The Committee has the discretion to determine the length of the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award. The Company may still award cash bonuses or similar cash-based compensation outside of the Plan.

Vesting

The Plan allows for awards subject to either time-based vesting or performance-based vesting, or both as determined by the Committee. The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

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Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards and the maximum number of shares of common stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, (i) the vesting of all awards under the Plan will fully accelerate and all outstanding options and SARs will become immediately exercisable, (ii) the restricted period will expire immediately with respect to all outstanding restricted stock and restricted stock units, and (iii) in the case of performance share awards and performance cash awards, all incomplete performance periods in effect on the date the change in control occurs will end on the date of such change in control and the Committee will (a) determine the extent to which performance goals with respect to each such performance period have been met and (b) cause applicable participants to be paid partial or full awards for each such performance period based upon the Committee’s determination of the degree to which performance goals were attained or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

In addition, in the event of a change in control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of any consideration.

“Change in Control” generally means, with certain exceptions, the occurrence of: (i) any person becomes the owner of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the Plan is adopted by the Board, are Incumbent Directors cease for any reason to constitute at least a majority of the members of the Board. Shareholders are encouraged to review the Plan for the full definition of Change of Control.

Amendment or Termination of the Plan

The Board may amend or terminate the Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of common stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan. The Plan will terminate on the tenth anniversary of the date it is was approved by the Board, provided shareholders ratify the Plan, unless previously terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

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Forfeiture and Recoupment

Each award and the applicable participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the participant’s: (i) breach of a duty of confidentiality, (ii) competing with the Company, (ii) soliciting Company personnel after employment is terminated, (iii) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, (iv) being terminated for cause, (v) violating of the Company’s insider trading policy, (vi) or engaging in other conduct that is detrimental to the business or reputation of the Company and/or its affiliates as determined by the Board.

Clawback

Each award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any of the foregoing.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

9

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

RSUs

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

New Plan Benefits

Awards under the Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the Plan are not determinable at this time. The options and RSUs issued to current executive officers and a director have been granted and are issued and outstanding and are not subject to shareholder approval of this Plan.

The following table sets forth the number of shares of common stock underlying outstanding awards issued to the officers and directors of the Company under the Plan as of the record date, all of which are subject to approval by the shareholders at the Annual Meeting under Proposal 5. Because future grants of awards under the Plan are subject to the discretion of the Board and the Compensation Committee, other than disclosed below, the future awards that may be granted to participants cannot be determined at this time.

Name and Position	Dollar Value ($)	Number of Units (4)
Charles Allen (1)	[___]	9,500,000
Chief Executive Officer

Michal Handerhan (2)	[___]	4,000,000
Chief Operating Officer

All current executive officers, as a group	[___]	13,500,000

All current directors, who are not executive officers, as a group (3)	[___]	1,250,000

Employees, who are not executive officers, as a group	—	—

(1)	Allen. Represents 7.5 million five-year stock options and 2.0 million RSUs. The stock options have a dollar value of $0. The stock options are exercisable at $0.19. See Note 4 below for the vesting schedule of each of the stock options and RSUs. If Proposal 5 is not approved by shareholders at this Annual Meeting, the stock options and RSUs will be cancelled. The consideration for these Awards was for employment.
(2)	Handerhan. Represent 3.5 million five-year stock options and 500,000 RSUs. The stock options have a dollar value of $0. The stock options are exercisable at $0.19. See Note 4 below for the vesting schedule of each of the stock options and RSUs. If Proposal 5 is not approved by shareholders at this Annual Meeting, the stock options and RSUs will be cancelled. The consideration for these Awards was for employment.
(3)	Garrity. Represents 1.0 million five-year stock options and 250,000 RSUs. The stock options have a dollar value of $0. The stock options are exercisable at $0.19. See Note 4 below for the vesting schedule of each of the stock options and RSUs. If Proposal 5 is not approved by shareholders at this Annual Meeting, the stock options and RSUs will be cancelled. The consideration for these Awards was for service as a director.
(4)	Vesting. All of the RSUs vest upon listing of the common stock on Nasdaq or NYSE. Of the stock options: (i) 4.8 million vest on January 1, 2022 (assuming all recipients continue employment or service as a director), and (ii) the remaining stock options will be fully vested assuming shareholders approve Proposal 5 as a result of the stock performance milestone being met prior to the record date. See page 14 for detailed description of the stock performance milestones.

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PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021

Our Board has appointed RBSM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. RBSM LLP has been BTCS’ independent registered public accounting firm since 2016. Selection of BTCS independent registered public accounting firm is not required to be submitted to a vote of the shareholders of BTCS for ratification. However, BTCS is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of BTCS and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of RBSM LLP is expected to be present at the Annual Meeting.

The Board recommends a vote “For” this Proposal No. 3

Our entire Board, which currently consists of Charles Allen, Michal Handerhan and David Garrity, is acting as the Company’s Audit Committee. Therefore, in this Proposal 3, any reference to the Audit Committee is a reference to the full Board. The Audit Committee reviews BTCS’ financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and RBSM LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and RBSM LLP. The Audit Committee reviewed with RBSM LLP its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the “PCAOB.”

Audit Committee Report

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	met privately with the independent registered public accounting firm and discussed matters required by the PCAOB;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC.

This report is submitted by the Audit Committee (the entire Board):

Charles Allen

Michal Handerhan

David Garrity

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that BTCS files with the SEC.

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It is not the duty of the Audit Committee to determine that BTCS’ financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and BTCS’ independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of BTCS independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Board may also pre-approve particular services on a case-by-case basis. Our Board approved all services that our independent accountants provided to us in the past two fiscal years.

Fees incurred by BTCS for the Services Provided by RBSM LLP, our Principal Accountants

The following table sets forth the aggregate fees paid for or accrued by BTCS for audit and other services provided by RBSM LLP for the years ended December 31, 2020 and 2019:

	2020($)	2019($)
Audit Fees (1)	$32,000	$32,400
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$32,000	$32,400

(1)

Audit fees – these fees relate to the annual audits and quarterly reviews of our financial statements and registration statements as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

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PROPOSAL NO. 4. ratificaTion and APPROVAL OF THE ISSUANCE OF series c-2 preferred stock to certain executive officers and directors of BTCS

We are asking our shareholders to ratify and approve the issuance of $1.1 million of shares of our Series C-2 Preferred Stock (“Series C-2”), to Messrs. Charles Allen, Michal Handerhan and David Garrity. Mr. Allen is our Chief Executive Officer, Chief Financial Officer and a director, Mr. Handerhan is our Chief Operating Officer and a director, and Mr. Garrity is a director. We refer to them collectively as the “Purchasers”. No third-party was offered the right to invest in the Series C-2.

The rights, privileges, and preferences of the Series C-2 are summarized as follows:

Redemption and Stockholder Approval: Under the terms of the Series C-2, the Company was required to call a meeting of shareholders within 180 days of the initial issuance date seeking shareholder ratification of the issuance of the Series C-2. If this Proposal No. 2 is not approved prior to the twelve-month anniversary of the initial issuance date, the Series C-2 will be redeemed at a price equal to 107% of (i) the stated value per share, or $1.07 per share, plus (ii) all unpaid dividends thereon.

Conversion: Each share of Series C-2 is convertible into shares of the Company’s common stock, beginning January 1, 2023 at a per-share conversion rate determined by dividing the stated value by $0.17, subject to anti-dilution adjustment provisions described below, if applicable. Further, the Series C-2 automatically converts into shares of common stock upon the earlier of: (i) the four-year anniversary of the initial issuance date (January 1, 2025), and (ii) the Company’s common stock being listed on a national securities exchange.

Ranking: The Series C-2 ranks senior to the Company’s common stock, and to all other classes and series of equity securities of the Company which by their terms do not rank pari passu or senior to the Series C-2. The Series C-2 is subordinate to and ranks junior to all indebtedness of the Company. The holders of the Series C-2 are entitled to receive dividends or distributions on each share of Series C-2 on an as converted basis.

Voting Rights: If this Proposal is approved, on future votes, each share of Series C-2 shall vote on an as converted basis with the common stock or other equity securities of the Company on a two vote per one share of common stock basis. The common stock into which the Series C-2 is convertible shall, when issued, have all the same voting rights as other issued and outstanding common stock of the Company.

Anti-Dilution Adjustment: If at any time after the initial issuance date, the Company raises capital equal to or in excess of $5 million by issuing common stock or common stock equivalents, then the following amount will be added to the numerator of the per-share conversion formula: the product of: (i) 0.0000004, and (ii) the aggregate amount of all capital raised by the Company after the initial issuance date, up to $13 million. This means that the Purchasers only receive Anti-Dilution once the Company raises $5 million until they raise $13 million. The following table illustrates the number of shares of common stock the Purchasers Series C-2 would convert into and the percent ownership of the Company on a fully diluted basis at different funding levels:

Capital Raised	Shares Underlying Series C-2	% of Company Owned by Purchasers Based on Closing Price of Common Stock at day Prior to Issuance ($0.19) (1)	% of Company Owned by Purchasers Based on Closing Price of Common Stock on Record Date ($[ ]) (1)
$0	6,470,588	7.51%	[ ]
$5,000,000 (Anti-dilution starting threshold)	19,411,765	15.48%	[ ]
$13,000,000 (Anti-dilution cap)	40,117,647	21.32%	[ ]
$100,000,000	40,117,647	6.21%	[ ]

(1)	Based on fully diluted ownership (including the issuance of common stock underlying the stock options and restricted stock units subject to approval under Proposal 5), assumes the conversion of $2 million outstanding convertible notes and approximately $200 thousand of interest (assuming notes are held to maturity and notes and interest are converted at maturity at a price equal to a 35% discount to the price set forth in each respective column title), the exercise of 2,502,915 currently outstanding warrants, and the conversion of the Series C-1 preferred stock which is not held by insiders.

The foregoing description of the Series C-2 does not purport to be complete and is qualified in their entirety by reference to the provisions of such Certificate of Designations, Preferences and Rights of the Series C-2, which is attached as Annex B to this Proxy Statement.

Purpose of the Proposal and Use of Proceeds

The purpose of the Proposal is to approve the issuance to the Purchasers of our Series C-2 in accordance with the Series C-2 Certificate of Designation. As a result of the conflicts of interest in approving the issuance of the Series C-2 to our officers and director, the Board required shareholder approval of the issuance of the Series C-2 and, if not obtained, be subject to redemption (as described above). The Board required this to limit its exposure to any potential breach of fiduciary duty claims.

The proceeds from the issuance of the Series C-2 are intended to be used for general corporate purposes and $800,000 has been used in the acquisition of additional Digital Assets.

Consequences if the Proposal No. 4 is Not Approved

If the Company’s shareholders do not approve this Proposal No. 4, the Company will be required to redeem the Series C-2 from the Purchasers at 107% of their investment (an aggregate of $1,177,000), and, unless Proposal 5 is approved, no employees or officers will own equity in the Company.

The Board of Directors unanimously recommends that you vote “FOR” this Proposal No. 4.

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PROPOSAL NO. 5. RATIFICATION and APPROVAL OF THE ISSUANCE OF Restricted stock units and stock options to certain executive officers and directors of BTCS

On January 1, 2021, the Board approved grants of the following performance-based awards (“Awards”): (i) a total of 12 million five-year stock options (expiration date is January 1, 2026) with an exercise price of $0.19 (the closing stock price on the last trade date immediately prior to the grant) and (ii) a total of 2.75 million restricted stock units to Messrs. Allen, Handerhan, executive officers and directors and Garrity, a director.

Name	Options	Restricted Stock Units
Allen	7,500,000	2,000,000
Handerhan	3,500,000	500,000
Garrity	1,000,000	250,000

The vesting (which is subject to employment) and exercisability of these Awards, which are subject to the approval of this Proposal 5, are summarized as follows:

●	All of the Restricted Stock Units vest (and the underlying shares will be delivered) upon listing of the Company’s common stock on Nasdaq or NYSE.
●	4.8 million stock options will vest on January 1, 2022.
●	1.8 million stock options will immediately vest when the trailing 20-day average trading price is greater than or equal to $0.228.
●	1.8 million stock options will immediately vest when the trailing 20-day average trading price is greater than or equal to $0.274.
●	1.8 million stock options will immediately vest when the trailing 20-day average trading price is greater than or equal to $0.328.
●	1.8 million stock options will immediately vest when the trailing 20-day average trading price is greater than or equal to $0.394.

The last closing price of the Company’s common stock on the date the Board approved these Awards was $0.19. As a result of the sharp increase in the Company’s common stock after the grant date, 7.2 million of the stock options will have vested by the record date. As of February [ ], 2021, the Company’s stock price closed at $[__]. See pages 9 and 10 for the federal income tax consequences of the issuance of the Awards, and exercise of the stock options, to the recipient and the Company. Shareholders are encouraged to review the New Plan Benefits Table on page 10.

The trading price shall be defined as the closing price on each such day.

The Awards were made under the Plan. If Proposal No. 2 is not approved by shareholders and this Proposal 5 is approved, the Awards will convert to non-Plan awards.

Purpose and Reason for the Proposal

As a result of the conflicts of interest in approving the Awards to the directors, the Board required shareholder approval of the Awards prior to their vesting and/or exercisability. The Board required this to limit its exposure to any potential breach of fiduciary duty claims.

Consequences if the Proposal No. 5 is Not Approved

If this Proposal No. 5 is not approved, the Awards will be cancelled and the Company’s management team will continue to own no equity in the Company (subject to Proposal 4).

The Board of Directors unanimously recommends that you vote “FOR” this Proposal No. 5.

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OWNERSHIP OF OUR STOCK

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director, (iii) our Named Executive Officers, and (iv) all of our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910.

Title of Class (1)	Beneficial Owner	Amount of Beneficial Ownership (1)	No. of Votes Underlying Stock at this Annual Meeting (1)	Percent Beneficially Owned (1)

Directors and Named Executive Officers:

Common Stock	Charles Allen (2)	4,500,000	0	9.2%
Common Stock	Michal Handerhan (3)	2,100,000	0	4.5%
Common Stock	David Garrity (4)	600,835	835	1.3%
Common Stock	All directors and officers as a group (3 persons) (5)	7,200,835	835	15.0%

Series C-2 Preferred Stock	Charles Allen (2)	810,000	0	0%
Series C-2 Preferred Stock	Michal Handerhan (3)	275,000	0	0%
Series C-2 Preferred Stock	David Garrity (4)	15,000	0	0%

Series C-1 Preferred Stock:
Series C-1 Preferred Stock	Cavalry Fund I LP (6)	14,707	98,047	50%
Series C-1 Preferred Stock	Diamond Rock LLP (7)	14,707	98,047	50%

(1)	Applicable percentages are based on [______] shares outstanding as of the record date, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, BTCS believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The holders of the outstanding Series C-1 preferred stock have blockers which limit their voting and conversion privileges to 4.99% of outstanding common stock within the foregoing 60 day periods. The table includes only vested options, and warrants or options and warrants that have or will vest and become exercisable within 60 days. None of the shares of Series C-2 have any voting rights at this Annual Meeting.
(2)	Allen. Mr. Allen is a director and executive officer. Represents stock options (which are subject to cancellation if Proposal 4 is not approved at this Annual Meeting) for the shares disclosed under common stock. Had the Series C-2 been entitled to vote at this meeting, Mr. Allen’s Series C-2 would have been entitled to 9,529,412 votes.
(3)	Handerhan. Mr. Handerhan is director and executive officer. Represents stock options (which are subject to cancellation if Proposal 4 is not approved at this Annual Meeting) for the shares disclosed under common stock. Had the Series C-2 been entitled to vote at this meeting, Mr. Handerhan’s Series C-2 would have been entitled to 3,235,294 votes.
(4)	Garrity. Mr. Garrity is a director. Except for 835 shares, represents stock options (which are subject to cancellation if Proposal 4 is not approved at this Annual Meeting) for the shares disclosed under common stock. Mr. Garrity’s Series C-2 would have been entitled to 176,471 votes. Mr. Garrity has informed the Company that he will not vote his 835 shares of common stock at the Annual Meeting.
(5)

All directors and officers as a group. Except for 835 shares, represents stock options (which are subject to cancellation if Proposal 4 is not approved at this Annual Meeting) for the shares disclosed under common stock.

(6)	Cavalry. Cavalry Fund I Management LLC, the investment manager of Cavalry Fund I LP, has voting and investment power over these securities. Thomas Walsh is the managing member of Cavalry Fund I Management LLC, which is the general partner of Cavalry Fund I LP. Thomas Walsh disclaims beneficial ownership over these securities. Address is: 61 Kinderkamack Road Woodcliff Lake, NJ 07677.
(7)	DiamondRock. Neil Rock has voting and dispositive power over shares held by DiamondRock, LLC. Address is 425 East 63rd Street, New York, NY 10065.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board as of the record date (all of which are Board nominees)

Name	Age	Appointed
Charles Allen	45	February 5, 2014
Michal Handerhan	44	February 5, 2014
David Garrity	60	October 16, 2017

Nominee Biographies

The following is a brief account of the education and business experience during at least the past five years of our officers and directors, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Charles W. Allen, has served as our Chief Executive Officer and Chief Financial Officer since February 5, 2014 and as our Chairman of the Board since September 11, 2014. Mr. Allen is responsible for our overall corporate strategy and direction as well as managing our corporate finances. Since January 12, 2018 Mr. Allen has been the CEO of Global Bit Ventures Inc. (“GBV”), which has discontinued its operations. From October 10, 2017, Mr. Allen has been a director of GBV. Mr. Allen is also on the advisory board of GoCoin LLC, a Digital Asset payment processor. Mr. Allen has extensive experience in business strategy and structuring and executing a variety of investment banking and capital markets transactions, including financings, IPO’s and mergers and acquisitions. From February, 2012 through January, 2014 Mr. Allen was a Managing Director at RK Equity Capital Markets LLC (“RK”) and focused on natural resources investment banking and added to RK’s capital markets efforts. In August, 2012 Mr. Allen co-founded RK Equity Investment Corp. (“RKEIC”) and served as a member of its board from inception through September 7, 2014. Mr. Allen has extensive experience in business strategy, investment banking and capital markets transactions. Prior to his work in the blockchain industry he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. He has served as a Managing Director at numerous boutique investment banks focused on advising and raising capital for small and mid-size companies. Mr. Allen received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary. The Board concludes that Mr. Allen’s background and leadership experiences in the industry qualify him to serve on the Board.

Michal Handerhan, has served as our Chief Operating Officer since February 5, 2014 and was appointed as our Secretary on March 11, 2014. Mr. Handerhan served as our Chairman of the Board from February 5, 2014 to September 11, 2014 and was a co-founder of BitcoinShop.us LLC. Mr. Handerhan supports both our business and development strategy across the management team. Since January 12, 2018 Mr. Handerhan has been the Secretary and a director of GBV. From February, 2011 through February, 2014 Mr. Handerhan served as an independent IT and web services consultant to the National Aeronautics and Space Administration (“NASA”). From October, 2005 until February, 2014 Mr. Handerhan was the President and Chief Executive Officer of Meesha Media Group, LLC which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March, 2002 through October, 2006 Mr. Handerhan served as a team leader for NASA in their Peer Review Services group. Prior to working at NASA’s Peer Review Services group Mr. Handerhan served as the web developer for Folio Investments. Mr. Handerhan received a B.S. in Computer Science from Czech Technical University. The Board concludes that Mr. Handerhan’s extensive experiences in IT qualify him to serve on the Board.

David M. Garrity, has served as our independent Director since October 16, 2017. Mr. Garrity has over 30 years’ experience in the financial services industry, he has held senior roles including CFO and board of director positions for both publicly-held and private companies, and has extensive experience in several disciplines including operating, advisory and research, and is CEO of New York City-based consulting firm, GVA Research. Mr. Garrity is President of BTblock, an emerging technology & cybersecurity consultancy firm, and currently serves as the Independent Director of EncrypGen, a privately-held company where, through tokenization, DNA data buyers can customize filtered searches from a diverse sample of de-identified genomic profiles and buy DNA data directly from the data owners. During 2008 and 2009, Mr. Garrity served as CFO and a director at Interclick, Inc., a publicly-held behavioral targeting internet advertising network. From June 2011 to May 2013, Mr. Garrity was Chief Financial Officer of Aspen Group, Inc., a publicly-held online for-profit university. From May through October 2013, he was Executive Vice President Corporate Development for Aspen Group, Inc. From February 2017, through January 2018, Mr. Garrity was acting CFO of Mutualink, Inc., a privately-held company developing secure distributed networking technologies to support communications interoperability for public & private-sector clients. Mr. Garrity appears regularly on CNBC, Bloomberg, The Financial Times, Asia Times, Yahoo Finance, and other business media outlets.

16

Conflicts of Interest

Mr. Garrity, a director, is President of BTblock, an emerging technology & cybersecurity consultancy firm, and the Independent Director of EncrypGen, a privately-held company where, through tokenization, DNA data buyers can customize filtered searches from a diverse sample of de-identified genomic profiles and buy DNA data directly from the data owners. It is possible that these activities will create conflicts in the future. Given our small size we may be hampered in recruiting independent directors.

Executive Officers

Name	Age	Position	Appointed
Charles Allen	45	Chief Executive Officer and Chief Financial Officer	February 5, 2014
Michal Handerhan	44	Chief Operating Officer and Corporate Secretary	February 5, 2014

See above for each of their biographies.

There are no family relationships between any of the executive officers and directors. Our Bylaws require that each director is elected and holds office until his or her successor is elected.

Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of BTCS and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of BTCS. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

Due to the Company’s size, the Company has not formally designated a nominating committee, an audit committee, a compensation committee, or committees performing similar functions.

The Board currently acts as our audit committee. The Board has determined that Mr. David Garrity is qualified as an “audit committee financial expert” as defined in Regulation S-K.

There were four Board meetings held in fiscal 2020. All of the directors attended all of the applicable Board and Committee meetings held in fiscal 2020. The Company does not have a policy regarding Board members attending Annual Meetings.

Director Independence

Our common stock is quoted on the OTCQB quotation system, which does not have director independence requirements. Our Board has determined that David Garrity is independent in accordance with standards under the Nasdaq Listing Rules. Our Board determined that as a result of being employed as an executive officer, Messrs. Allen and Handerhan was not independent under the Nasdaq Listing Rules.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our board members, as well as a particular nominee’s contribution to that mix. Although there are many other factors, the Board seeks individuals with experience in the virtual currency industry, accounting experience, and legal experience with respect to the virtual currency industry.

Board Leadership Structure and Role of Bord in Risk Oversight

Our Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles, is in the best interests of BTCS and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including, among others:

●	The Chief Executive Officer is intimately involved in the day-to-day operations of BTCS and is best positioned to elevate the most critical business issues for consideration by the Board.

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●	The Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute BTCS’ strategic initiatives and business plans and confront its challenges. A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our shareholders.

Our risk management function is overseen by our Board. Our management keeps the Board apprised of material risks and provides directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Charles Allen, as our Chief Executive Officer and Chairman of the Board, works closely together with the Board and its independent director, on how to best address identified risks. If the identified risk poses an actual or potential conflict with management, our independent director may conduct the assessment. Presently, the primary risks affecting us are: (i) our ability to target viable acquisitions, (ii) the price of our digital assets decreasing, (iii) the security of our digital assets, and (iv) the retention of our only employees, Messrs. Charles Allen and Michal Handerhan.

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy, without charge, to anyone that requests a copy of our Code of Ethics in writing by contacting BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Family Relationships

There are no family relationships between any of our directors, executive officers or directors.

Related Person Transactions

On January 6, 2021, BTCS received $1,100,000 in funds from Messrs. David Garrity a director, and Charles Allen and Michal Handerhan, executive officers and directors of the Company pursuant to the subscription agreements entered into with them on January 1, 2021 and issued to them 1,100,000 shares of the Company’s Series C-2. See pages 13-14 of this proxy statement for a summary of the material terms of the Series C-2.

Compensation of Directors

In 2020, non-employee directors were compensated for as follows:

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Total ($)
David Garrity, Director	2020	18,750	18,750

On February 6, 2019, the Company reevaluated the level of compensation for its sole director and agreed to an annual director fee of $18,750 per quarter or $75,000 per year effective January 1, 2019.

On March 31, 2020, the Company lowered the independent director cash fee from $75,000 to $18,750 for 2020 and to $15,000 per year thereafter.

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Executive Compensation

Summary Compensation Table

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Chief Executive Officer (principal executive officer) and remaining sole executive officer during 2020.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Total ($)
Charles W. Allen, CEO	2020	360,525	652,000	(1)	1,012,525
	2019	345,000	256,025	(2)	601,025
Michal Handerhan, COO	2020	224,675	320,750	(3)	545,425
	2019	215,000	150,000	(2)	365,000

(1)	Relates to the following contingent and non-contingent bonuses as further described herein: (i) $175,000 for achieving the performance milestones set forth in 2017 Contingent Bonuses, (ii) $462,000 for achieving the performance milestones set forth in 2019 Contingent Bonuses, and (iii) $15,000 for the 2019 non-contingent bonus.
(2)	Relates to achieving the performance milestones set forth in the 2018 Contingent Bonuses.
(3)	Relates to the following contingent and non-contingent bonuses as further described herein: (i) $75,000 for achieving the performance milestones set forth in 2017 Contingent Bonuses, (ii) $235,750 for achieving the performance milestones set forth in 2019 Contingent Bonuses, and (iii) $10,000 for the 2019 non-contingent bonus.

Prior to January 1, 2021, in the last five fiscal years the Company has not issued any equity to any officers, directors or employees.

Employment Agreements with Executive Officers

To achieve our compensation objective of retaining and motivating qualified executives, we believe that we need to provide our executive officers with severance and change of control protections that are competitive with the protections offered by other companies. Offering our executive officers these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business, provides for a clear and consistent approach to managing involuntary departures with mutually understood separation benefits, and aligns with market practice.

Charles W. Allen

On June 22, 2017, we entered into an employment agreement with Charles Allen (the “Allen Employment Agreement”), whereby Mr. Allen agreed to serve as our Chief Executive Officer and Chief Financial Officer for a period of two years, subject to renewal, in consideration for an annual salary of $245,000, which shall be increased annually by 4.5% (the “Annual Increase”). Additionally, under the terms of the Allen Employment Agreement, Mr. Allen shall be eligible for an annual bonus if we meet certain criteria, as established by the Board of Directors. Mr. Allen shall be entitled to participate in all benefits plans we provide to our senior executive. We shall reimburse Mr. Allen for all reasonable expenses incurred in the course of his employment. The Company shall pay the Mr. Allen $500 per month to cover telephone and internet expenses. If the Company does not provide office space to Mr. Allen the Company will pay him an additional $500 per month to cover expenses in connection with their office space needs.

On February 6, 2019 we amended the Allen Employment Agreement whereby the annual salary was increased to $345,000 per year effective January 1, 2019, all other terms of the Allen Employment Agreement remained unchanged including the Annual Increase. For the year ended December 31, 2020, Mr. Allen’s annual salary was $360,525.

Michal Handerhan

On June 22, 2017, the Company entered into an employment agreement with Michal Handerhan (the “Handerhan Employment Agreement”), whereby Mr. Handerhan agreed to serve as our Chief Operating Officer and Secretary for a period of two years, subject to renewal, in consideration for an annual salary of $190,000, which shall be increased by the Annual Increase. Additionally, under the terms of the Handerhan Employment Agreement, Mr. Handerhan shall be eligible for an annual bonus if we meet certain criteria, as established by the Board of Directors. Mr. Handerhan shall be entitled to participate in all benefits plans we provide to our senior executive. We shall reimburse Mr. Handerhan for all reasonable expenses incurred in the course of his employment. The Company shall pay Mr. Handerhan $500 per month to cover telephone and internet expenses. If the Company does not provide office space to Mr. Handerhan the Company will pay him an additional $500 per month to cover expenses in connection with their office space needs.

On February 6, 2019, the Company amended the Handerhan Employment Agreement whereby the annual salary was increased to $215,000 per year effective on January 1, 2019, all other terms of the Handerhan Employment Agreement remained unchanged including the Annual Increase. For the year ended December 31, 2020 Mr. Handerhan’s annual salary was $224,675.

On March 31, 2020, Charles Allen, the Company’s Chief Executive Officer and Chief Financial Officer, and Michal Handerhan, the Company’s Chief Operating Officer, agreed to defer 35% of their cash compensation during the second quarter 2020 (the “Period”) and refrain from making any payments during the Period on accrued and unpaid compensation owed prior to the Period. The Company subsequently paid the deferred compensation for the Period.

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Termination/Severance Provisions

The terms of the Allen Employment Agreement and Handerhan Employment Agreement (collectively the “Employment Agreements”) provide each of Messrs. Allen and Handerhan (the “Executives”) certain, severance and change of control benefits if the Executive resigns from the Company for good reason or the Company terminates him other than for cause. In such circumstances, the Executive would be entitled to a lump sum payment equal to (i) the Executive’s then-current base salary, and (ii) payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan to which the Executive was a participant. In addition, the severance benefit for the Executives the employment agreements include the Company continuing to pay for medical and life insurance coverage for up to one year following termination. If, within eighteen months following a change of control (as defined below), the Executive’s employment is terminated by the Company without cause or he resigns from the Company for good reason, the Executive will receive certain severance compensation. In such circumstances, the cash benefit to the Executive will be a lump sum payment equal to two times (i) his then-current base salary and (ii) his prior year cash bonus and incentive compensation. Upon the occurrence of a change of control, irrespective of whether his employment with the Company terminates, each Executive’s stock options and equity-based awards will immediately vest.

A “change of control” for purposes of the Employment Agreements means any of the following: (i) the sale or partial sale of the Company to an un-affiliated person or entity or group of un-affiliated persons or entities pursuant to which such party or parties acquire shares of capital stock of the Company representing at least twenty five (25%) of the fully diluted capital stock (including warrants, convertible notes, and preferred stock on an as converted basis) of the Company; (ii) the sale of the Company to an un-affiliated person or entity or group of such persons or entities pursuant to which such party or parties acquire all or substantially all of the Company’s assets determined on a consolidated basis, or (iii) Incumbent Directors (Mr. Allen and Mr. Handerhan) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the board of directors of the Company.

Additionally, pursuant to the terms of the Employment Agreements, we have entered into an indemnification agreement with each executive officer.

Bonuses

On December 14, 2017, the Company agreed to pay Charles Allen, its CEO, and Michal Handerhan, its COO, cash bonuses of $75,000 and $35,000, respectively for 2017. The Company further agreed to pay Mr. Allen and Mr. Handerhan contingent cash bonuses of $175,000 and $75,000 respectively (the “2017 Contingent Bonuses”) which will be deemed earned on the earlier of i) the closing of a merger approved by the Board, ii) the closing of one or many financings in 2018 totaling over $1.25 million in gross proceeds, or iii) the Company having cash and the fair market value of Digital Assets valued at over $1.5 million. Provided further that the 2017 Contingent Bonuses if deemed earned will only be payable if the Company has at least $1.25 million in cash and the fair market value of Digital Assets prior to paying the bonuses. The 2017 Contingent Bonuses are not conditioned upon the continued service of either Mr. Allen or Mr. Handerhan and do not expire. The conditions to earn the 2017 Contingent Bonuses have been achieved and the 2017 Contingent Bonuses have been paid.

On February 6, 2019, the Company agreed to pay Charles Allen, its CEO, and Michal Handerhan, its COO, contingent cash bonuses of $256,025 and $150,000, respectively for 2018 (the “2018 Contingent Bonuses”) which will be deemed earned and payable upon the repayment and / or settlement of the $200,000 Promissory Note issued on December 18, 2018. On September 18, 2019, the Company exchanged the $200,000 Promissory Note and accrued interest of $17,973 for a $217,973 Convertible Promissory Note due on December 18, 2019 (the “New Note”). From September 18, 2019 through October 16, 2019 the Company issued 1,931,788 shares of the Company’s common stock for the conversion of all $217,973 principal on the New Note. The Company subsequently paid all the accrued interest expense of $905 on the New Note as such the conditions to earn the 2018 Contingent Bonuses have been achieved and the 2018 Contingent Bonuses have been paid.

On January 19, 2020, the Company agreed to pay Charles Allen, its CEO, and Michal Handerhan, its COO, cash bonuses of $15,000 and $10,000, respectively for 2019. The Company also agreed to pay Mr. Allen and Mr. Handerhan contingent cash bonuses of $462,000 and $235,750 (collectively the “2019 Contingent Bonuses”). The Contingent Cash Bonuses will be earned and payable upon the achievement or satisfaction of any one of the following performance goals or criteria: 1) The Company either: i) consummates a merger with another company which would constitute a change of control, or ii) signs a letter of intent (an “LOI”), approved by the board, to merge with another company which would constitute a change of control, 2) the combined value of the Company’s cash and fair market value of digital assets (collectively the “Assets”) at any point in time are: i) greater than or equal to $1.25 million, then 25% of the Contingent Cash Bonuses will be deemed earned and payable, ii) greater than or equal to $1.75 million (excluding any portion of Contingent Cash Bonuses previously earned whether paid or accrued), then 25% of the Contingent Cash Bonuses will be deemed earned and payable, iii) greater than or equal to $2 million (excluding any portion of Contingent Cash Bonuses previously earned whether paid or accrued), then the remaining 50% of the Contingent Cash Bonuses will be deemed earned and payable, and 3) provided further if the Company and Mr. Allen or Mr. Handerhan agree to exchange their respective Contingent Cash Bonus or a portion thereof for equity securities (not debt) then the above performance criteria do not need to be achieved with respect to the portion of Contingent Cash Bonuses exchanged for equity. The Contingent Cash Bonuses are not conditioned upon the continued service of Mr. Allen or Mr. Handerhan and do not expire. The conditions to earn the 2019 Contingent Bonuses have been achieved and the 2019 Contingent Bonuses have been paid.

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The amendments to the Employment Agreements, the 2017 Contingent Bonuses, the 2018 Contingent Bonuses, and the 2019 Contingent Bonuses were approved unanimously by the Board.

Outstanding Awards at Fiscal Year End

There are no outstanding equity awards issued to our Named Executive Officers as of December 31, 2020. There have been no equity awards to our Named Executive Officers, Directors or Employees over the last five fiscal years. The last equity awards were issued on November 7, 2014, were performance based, and canceled on July 2, 2015 prior to the performance milestones being achieved. Please see Proposal 5 for details on the Awards issued subsequent to December 31, 2020.

Employee Benefit Plans

The Company maintains defined contribution benefit plans under Section 401(k) of the Internal Revenue Code covering substantially all qualified employees of the Company (the “401(k) Plan”). Under the 401(k) Plan, the Company may make discretionary contributions of up to 100% of employee contributions. During the twelve months ended December 31, 2020, the Company made no contributions to the 401(k) Plan.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●	Our base pay programs consisting of competitive salary rates provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks; and
●	Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of other wrongdoing by the recipient.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

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ANNEX A

2021 EQUITY INCENTIVE PLAN

2021 EQUITY INCENTIVE PLAN

BTCS Inc. (the “Company”) hereby establishes this 2021 Equity Incentive Plan (the “Plan”), effective January 1, 2021, (“Effective Date”).

1. Purpose; Eligibility.

1.1 General Purpose. The purpose of the Plan is to (a) enable the Company, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Cash Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Board will have the authority to designate the time or times at which an Affiliate’s status is determined.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, or a Performance Cash Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” will have the meaning ascribed to such term in the applicable Award Agreement or, if no such definition is provided therein, in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory or common law duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board or the Committee, in its sole discretion. Any determination by the Board or Committee that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is either an executive officer or a Director; or (D) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the Plan is adopted by the Board, are Incumbent Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of two or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

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“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a registration statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Committee or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting of an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

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“Fair Market Value” means, as of the last trading day before the grant of the Award, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the NASDAQ Stock Market or the OTC Markets, the Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7.4.

“Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) stockholders’ equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) employee retention; (xxxvi) client satisfaction; (xxxvii ) budget management; (xxxviii) entry into or completion of strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (xliiv) completion of acquisitions or business expansion; (xliv) net assets calculated using the fair market value of digital assets; and (xlv) cash plus the fair market value of digital assets.

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“Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) by the Board or Committee (as applicable) (ii) in the Award Agreement at the time the Award is granted or (iii) in such other documented agreement between the Company and the Participant setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) may appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period, including without limitation as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes in the Company’s fiscal year, and changes to tax laws, generally accepted accounting principles, or other laws and regulations affecting reported results; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans, if any; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; or (12) to exclude litigation or claim judgments or settlements. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Performance Share Award Agreement or the written terms of a Performance Cash Award.

“Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

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“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(l) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

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The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, and the Company is listed on a nationally recognized stock exchange, then shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of two or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. The Committee shall consist solely of two or more Non-Employee Directors, unless determined otherwise by the Board. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 20,000,000 shares. No more than 20,000,000 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.2 If any shares subject to an Award granted under the Plan are forfeited, an Award granted under the Plan expires or otherwise terminates without issuance of shares, or an Award granted under the Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (except as described below with respect to stock settled Stock Appreciation Rights), such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan in accordance with Section 4.3 below. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

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4.3 Any shares that again become available for Awards under the Plan pursuant to this Section shall be added as one share for every one share subject to the Awards.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. Unless allowed by the Code a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424A of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid by: (i) delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker or performed directly with the Company; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months (except for Non-qualified Stock Options which shall be six months) following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the one year anniversary of the termination as a result of the Optionholder’s Disability. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the one year anniversary of the Optionholder’s death. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options, unless otherwise allowed under the Code.

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7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(h) Transferability of Stock Appreciation Rights. A Free Standing Right may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Free Standing Right does not provide for transferability, then the Free Standing Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall be transferable only upon the same terms and conditions as the related Option.

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7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(i) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

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(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4 Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

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8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Performance Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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14. General Provisions.

14.1 Forfeiture Events. Each Award and the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the events described below, in addition to applicable vesting conditions of an Award. Such events include a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Participant, a termination of the Participant’s Continuous Service for Cause, violation of the Company’s insider trading policy, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates as determined by the Board.

14.2 Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4 Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

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14.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14 [Reserved]

14.15 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16 Expenses. The costs of administering the Plan shall be paid by the Company.

14.17 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.18 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Termination or Suspension of the Plan. The Plan shall terminate automatically 10 years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16. Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors on January 1, 2021.

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ANNEX B

SERIES C-2 CERTIFICATE OF DESIGNATION

(as corrected)

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE

SERIES C-2 CONVERTIBLE PREFERRED STOCK OF

BTCS INC.

The undersigned, Charles Allen, the Chief Executive Officer of BTCS Inc. (the “Corporation”), a corporation organized and existing under Chapter 78 of the Nevada Revised Statues (the “NRS”), hereby does certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Corporation by the Corporation’s Articles of Incorporation, as amended, and Section 78.315 of the NRS, the Board of Directors on January 1, 2021, adopted the following resolution determining it desirable and in the best interests of the Corporation and its shareholders for the Corporation to create a series of One Million One Hundred Thousand (1,100,000) shares of preferred stock designated as “Series C-2 Convertible Preferred Stock”, none of which shares have been issued.

RESOLVED, that the Board of Directors designates the Series C-2 Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES C-2 CONVERTIBLE PREFERRED STOCK

1. Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)	“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(b)	“Anti-Dilution Amount” means, as of the applicable date of determination, with respect to each share of Series C-2, all additional amounts, as set forth in Section 6 hereto, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions, or other similar events occurring after the Initial Issuance Date with respect to the Series C-2.

(c)	“Anti-Dilution Event” shall have the meaning given to it in Section 6 hereto.

(d)	“Certificate of Designations” means this Certificate of Designations, Preferences and Rights of the Series C-2 Convertible Preferred Stock of the Corporation.

(e)	“Common Stock” means (i) the Corporation’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(f)	“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire Common Stock at any time, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. Provide, however, the Corporation’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, and directors, pursuant to a plan, even if funds are received shall be excluded from Common Stock Equivalents.

(g)	“Conversion Amount” shall have the meaning given to it in Section 5(c)(i) hereto.

(h)	“Conversion Date” shall have the meaning given to it in Section 5(d)(i) hereto.

(i)	“Conversion Notice” shall have the meaning given to it in Section 5(d)(i) hereto.

(j)	“Conversion Price” shall have the meaning given to it in Section 5(c)(ii) hereto.

(k)	“Conversion Rate” shall have the meaning given to it in Section 5(c) hereto.

(l)	“Corporation” shall have the meaning given to it in the preamble hereto.

(m)	“Distributions” shall have the meaning given to it in Section 12 hereto.

(n)	“DTC” shall have the meaning given to it in Section 5(d)(i) hereto.

(o)	“Holder” or “Holders” means a holder of Series C-2.

(p)	“Initial Issuance Date” means the date the first share of Series C-2 is issued to any Holder hereof.

(q)	“Junior Stock” shall have the meaning given to it in Section 3 hereto.

(r)	“Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Corporation and its Subsidiaries, taken as a whole.

(s)	“Liquidation Funds” shall have the meaning given to it in Section 11 hereto.

(t)	“NRS” shall have the meaning given to it in the preamble hereto.

(u)	“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(v)	“Principal Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, OTCPink, OTCQB, or OTCQX and any successor markets thereto.

(w)	“Register” shall have the meaning given to it in Section 5(d)(ii) hereto.

(x)	“Registered Series C-2” shall have the meaning given to it in Section 5(d)(ii) hereto.

(y)	“Securities Purchase Agreement” means that certain securities purchase agreement by and among the Corporation and the Holders of Series C-2, dated as of the Subscription Date, as may be amended from time in accordance with the terms thereof.

(z)	“Series C-2” shall have the meaning given to it in Section 2 hereto.

(aa)	“Series C-2 Certificates” shall have the meaning given to it in Section 5(d)(i) hereto.

(bb)	“Share Delivery Deadline” shall have the meaning given to it in Section 5(d)(i) hereto.

(cc)	“Stated Value” shall mean $1 per share of Series C-2, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions, or other similar events occurring after the Initial Issuance Date with respect to the Series C-2.

(dd)	“Trading Day” means any day on which the Common Stock is eligible to be traded on the Principal Market or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., Eastern time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(ee)	“Transfer Agent” shall have the meaning given to it in Section 5(d)(i) hereto.

2. Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Corporation designated as “Series C-2 Convertible Preferred Stock” (the “Series C-2”). The authorized number of Series C-2 shall be One Million One Hundred Thousand (1,100,000) shares. Each share of Series C-2 shall have a par value of $0.001.

3. Ranking. The Series C-2 shall rank senior to the Corporation’s Common Stock, and to all other classes and series of equity securities of the Corporation which by their terms do not rank pari passu or senior to the Series C-2 (“Junior Stock”). The Series C-2 shall be subordinate to and rank junior to all indebtedness of the Corporation now or hereafter outstanding.

4. Dividends and Distributions. Each Holder of Series C-2 shall be entitled to receive dividends or distributions on each share of Series C-2 on an “as converted” into Common Stock basis as provided in Section 5 hereof when and if dividends are declared on the Common Stock by the Board of Directors. Dividends shall be paid in cash or property, as determined by the Board of Directors.

5. Conversion. Except as provided for in Section 5(b), at any time on or after the two year anniversary of the Initial Issuance Date, each share of Series C-2 shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 5.

(a) Holder’s Conversion Right. At any time or times on or after the two year anniversary of the Initial Issuance Date, each Holder shall be entitled to convert any portion of the outstanding Series C-2 held by such Holder into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 5(c) at the Conversion Rate (as defined below). The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount (as defined below).

(b) Automatic Conversion. On the earlier of: (i) the four year anniversary of the Initial Issuance Date, and (ii) simultaneous with the Corporation’s Common Stock being listed on a national securities exchange, Holders of Series C-2 shall be converted into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 5(c) at the Conversion Rate (as defined below). The Corporation shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Corporation shall round such fraction of a share of Common Stock up to the nearest whole share. The Corporation shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount (as defined below).

(c) Conversion Rate. The number of shares of Common Stock issuable upon conversion of any share of Series C-2 pursuant to Section 5 shall be determined by dividing (x) the Conversion Amount of such share of Series C-2 by (y) the Conversion Price (the “Conversion Rate”):

(i) “Conversion Amount” means, with respect to each share of Series C-2, as of the applicable date of determination, the sum of (1) the Stated Value thereof plus (2) the aggregate Anti-Dilution Amount thereof if any.

(ii) “Conversion Price” means, $0.17 with respect to each share of Series C-2, as of any Conversion Date or other date of determination.

(d) Mechanics of Conversion. The conversion of each share of Series C-2 shall be conducted in the following manner:

(i) Optional Conversion. The Holder may convert shares of Series C-2 into shares of Common Stock on any date on or after the two year anniversary of the Initial Issuance Date (a “Conversion Date”), a Holder shall deliver, via electronic mail or otherwise, for receipt on or prior to 11:59 p.m., Eastern time, on such date, a copy of an executed notice of conversion of the share(s) of Series C-2 subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Corporation. If required by Section 5(d)(ii), within three Trading Days following a conversion of any such Series C-2 as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Corporation the original certificates representing the Series C-2 (the “Series C-2 Certificates”) so converted as aforesaid (or an indemnification undertaking with respect to the Series C-2 in the case of its loss, theft or destruction as contemplated by Section 15). On or before the first Trading Day following the date of receipt of a Conversion Notice, the Corporation shall transmit by electronic mail an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Corporation’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second Trading Day following the date of receipt of a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule, regulation, Trading Market Rule or other customary applicable policy for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Corporation shall (1) provided that the Transfer Agent is participating in The Depository Trust Corporation’s (“DTC”) Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Series C-2 represented by the Series C-2 Certificate(s) submitted for conversion pursuant to Section 5(c)(ii) is greater than the number of Series C-2 being converted, then the Corporation shall, as soon as practicable and in no event later than two Trading Days after receipt of the Series C-2 Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Series C-2 Certificate (in accordance with Section 15(d)) representing the number of Series C-2 not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Series C-2 shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(ii) Registration; Book-Entry. The Corporation shall maintain a register (the “Register”) for the recordation of the names and addresses of the Holders of each share of Series C-2 and the Stated Value of the Series C-2 (the “Registered Series C-2”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Corporation and each Holder of the Series C-2 shall treat each Person whose name is recorded in the Register as the owner of a share of Series C-2 for all purposes (including the right to receive payments and dividends hereunder) notwithstanding notice to the contrary. A registered share of Series C-2 may be assigned, transferred or sold only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell one or more Registered Series C-2 by such Holder thereof, the Corporation shall record the information contained therein in the Register and issue one or more new shares of Series C-2 in the same aggregate Stated Value as the Stated Value of the surrendered Series C-2 to the designated assignee or transferee pursuant to Section 15, provided that if the Corporation does not so record an assignment, transfer or sale (as the case may be) of such Series C-2 shares within two Trading Days of such a request, then the Register shall be automatically deemed updated to reflect such assignment, transfer or sale (as the case may be). Notwithstanding anything to the contrary set forth in this Section 5, following conversion of any Series C-2 in accordance with the terms hereof, the applicable Holder shall not be required to physically surrender such Series C-2 to the Corporation unless (A) the full or remaining number of Series C-2 shares represented by the applicable Series C-2 Certificate are being converted (in which event such certificate(s) shall be delivered to the Corporation as contemplated by this Section 5(c)(ii)) or (B) such Holder has provided the Corporation with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Series C-2 upon physical surrender of the applicable Series C-2 Certificate. Each Holder and the Corporation shall maintain records showing the Stated Value and dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to such Holder and the Corporation, so as not to require physical surrender of a Series C-2 Certificate upon conversion. If the Corporation does not update the Register to record such Stated Value and dividends converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) within two Trading Days of such occurrence, then the Register shall be automatically deemed updated to reflect such occurrence. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Series C-2 to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series C-2, the number of Series C-2 represented by such certificate may be less than the number of Series C-2 stated on the face thereof. Each Series C-2 Certificate shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C-2 CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 5(c)(ii) THEREOF. THE NUMBER OF SHARES OF SERIES C-2 CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES C-2 CONVERTIBLE PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 5(c)(ii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C-2 CONVERTIBLE PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

6. Anti-Dilution Events. The following event shall constitute an “Anti-Dilution Event”: If at any time after the Initial Issuance Date, the Company raises capital equal to or in excess of $5 million by issuing Common Stock or Common Stock Equivalents then the Anti-Dilution Amount per share of Series C-2 shall be the product of: (i) 0.0000004, and (ii) the aggregate amount of all capital raised by the Corporation after the Initial Issuance Date (the “Capital Raised”). Provided; further, for the determination of the Anti-Dilution Amount, the amount of Capital Raised shall be limited to $13 million, regardless of how much capital the Corporation raises. In the event capital is raised simultaneous with a listing on a national securities exchange and the automatic conversion of the Series C-2 then such funds shall be included in the Capital Raised for the purpose of determining the Anti-Dilution Amount.

7. Company Redemption Right. Within 180 days of the Initial Issuance Date, the Corporation shall call a special meeting of stockholders seeking shareholder ratification of the issuance of the Series C-2. If the ratification of the issuance is not approved prior to the twelve-month anniversary of the Initial Issuance Date (the “Vote Deadline”), the Series C-2 shall be redeemed at a price equal to 107% of (i) the Stated Value per share plus (ii) all unpaid dividends thereon. Provided; further, if the Corporation has filed a proxy with the SEC prior to the Vote Deadline and is unable to conduct a vote prior to the Vote Deadline then the Vote Deadline shall be extended until such time as the vote is conducted. The Series C-2 shall not be entitled to vote on the ratification.

8. Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Corporation at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of this Section 8, if the Corporation at any time on or after the Initial Issuance Date combines (by any reverse split, recapitalization or other similar transaction) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 8 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 8 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

9. Voting Rights. After such time as the issuance of the Series C-2 is ratified, each shares of Series C-2 shall vote on an as converted basis with the Common Stock or other equity securities of the Company on a 2 vote per one share of Common Stock basis. The Common Stock into which the Series C-2 is convertible shall, when issued, have all of the same voting rights as other issued and outstanding Common Stock of the Company, and none of the rights of the Series C-2.

10. Noncircumvention. The Corporation hereby covenants and agrees that the Corporation will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Corporation (a) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Series C-2 above the Conversion Price then in effect, (b) shall take all such actions as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Series C-2 and (c) shall, so long as any Series C-2 are outstanding, and upon the filing of an amendment to the Corporation’s Articles of Incorporation to increase the number of shares of the Corporation’s Common Stock that the Corporation is authorized to issue with the Secretary of State of the State of Nevada, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series C-2, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Series C-2 then outstanding (without regard to any limitations on conversion contained herein).

11. Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Corporation, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, an amount per share of Series C-2 equal to the amount per share such Holder would receive if such Holder converted such Series C-2 into Common Stock immediately prior to the date of such payment. To the extent necessary, the Corporation shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 11.

12. Distribution of Assets. In addition to any adjustments pursuant to Section 8, if the Corporation shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the “Distributions”), then each Holder, as holders of Series C-2, will be entitled to such Distributions as if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series C-2 (without taking into account any limitations or restrictions on the convertibility of the Series C-2) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions.

13. [Omitted]

14. Transfer of Series C-2. A Holder may transfer some or all of its Series C-2 without the consent of the Corporation in accordance with an exemption from Section 5 of the Securities Act of 1933.

15. Reissuance of Preferred Certificates.

(a) Transfer. If any Series C-2 are to be transferred, the applicable Holder shall surrender the applicable Series C-2 Certificate to the Corporation, whereupon the Corporation will forthwith issue and deliver upon the order of such Holder a new Series C-2 Certificate (in accordance with Section 15(d)), registered as such Holder may request, representing the outstanding number of Series C-2 being transferred by such Holder and, if less than the entire outstanding number of Series C-2 is being transferred, a new Series C-2 Certificate (in accordance with Section 15(d)) to such Holder representing the outstanding number of Series C-2 not being transferred. Such Holder and any assignee, by acceptance of the Series C-2 Certificate, acknowledge and agree that, by reason of the provisions of Section 5(d)(i) following conversion of any of the Series C-2, the outstanding number of Series C-2 represented by the Series C-2 may be less than the number of Series C-2 stated on the face of the Series C-2.

(b) Lost, Stolen or Mutilated Series C-2 Certificate. Upon receipt by the Corporation of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of a Series C-2 Certificate (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the applicable Holder to the Corporation in customary and reasonable form without the requirement to post a bond or other security and, in the case of mutilation, upon surrender and cancellation of such Series C-2 Certificate, the Corporation shall execute and deliver to such Holder a new Series C-2 Certificate (in accordance with Section 15(d)) representing the applicable outstanding number of Series C-2.

(c) Series C-2 Certificate Exchangeable for Different Denominations. Each Series C-2 Certificate is exchangeable, upon the surrender hereof by the applicable Holder at the principal office of the Corporation, for a new Series C-2 Certificate or Series C-2 Certificate(s) (in accordance with Section 15(d)) representing in the aggregate the outstanding number of the Series C-2 in the original Series C-2 Certificate, and each such new certificate will represent such portion of such outstanding number of Series C-2 from the original Series C-2 Certificate as is designated by such Holder at the time of such surrender.

(d) Issuance of New Series C-2 Certificate. Whenever the Corporation is required to issue a new Series C-2 Certificate pursuant to the terms of this Certificate of Designations, such new Series C-2 Certificate (i) shall represent, as indicated on the face of such Series C-2 Certificate, the number of Series C-2 remaining outstanding (or in the case of a new Series C-2 Certificate being issued pursuant to Section 15(a) or Section 15(c), the number of Series C-2 designated by such Holder which, when added to the number of Series C-2 represented by the other new Series C-2 Certificates issued in connection with such issuance, does not exceed the number of Series C-2 remaining outstanding under the original Series C-2 Certificate immediately prior to such issuance of new Series C-2 Certificate), and (ii) shall have an issuance date, as indicated on the face of such new Series C-2 Certificate, which is the same as the issuance date of the original Series C-2 Certificate.

(e) Book Entry. If the Corporation’s Transfer Agent issues the Series C-2 in book entry format, all provisions of this Certificate of Designations as to delivery of Series C-2 certificates shall be disregarded, and the Transfer Agent shall make entries in the stock transfer records in connection with conversions and transfers, as appropriate.

16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Corporation to comply with the terms of this Certificate of Designations. The Corporation covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Corporation (or the performance thereof). The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Corporation shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Corporation’s compliance with the terms and conditions of this Certificate of Designations.

17. Attorneys Fees.

(a) If (i) any shares of Series C-2 are placed in the hands of an attorney to enforce the provisions of this Certificate of Designations or (ii) there occurs any bankruptcy, reorganization, receivership of the Corporation or other proceedings affecting Corporation creditors’ rights and involving a claim under this Certificate of Designations, then the Corporation shall pay the costs incurred by such Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including attorneys’ fees and disbursements.

(b) In addition to the obligations under Section 17(a), in connection with the removal of restrictive legends from shares of Series C-2, the Corporation shall pay the reasonable attorney’s fees of counsel to any Holder in any amount not to exceed $750 per opinion of counsel. Such payment(s) shall be made within one Trading Day after receipt of a Conversion Notice or other notice from a Holder.

18. Construction; Headings. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and the Holders and shall not be construed against any such Person as the drafter hereof. The headings of this Certificate of Designations are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designations. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Certificate of Designations instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Certificate of Designations.

19. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Corporation and all Holders and shall not be construed against any Person as the drafter hereof. Notwithstanding the foregoing, nothing contained in this Section 19 shall permit any waiver of any provision of Section 17.

20. Notices. The Corporation shall provide each Holder of Series C-2 with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with the Securities Purchase Agreement or in accordance with any other instructions provided by the Holder to the Corporation. The Corporation shall provide each Holder with prompt written notice of all actions taken pursuant to this Certificate of Designations, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Corporation shall give written notice to each Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any options, convertible securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder. All notices shall be by email or recognized overnight delivery service, next Trading Day delivery using the addresses of the Corporation as provided to the Holders and the addresses of any Holder as provided by such Holder to the Corporation. The Corporation and the Holders may change their addresses by notice by the Corporation to all Holders or any Holder to the Corporation.

21. Governing Law; Exclusive Jurisdiction. This Certificate of Designations shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Certificate of Designations shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. Except as otherwise required by this Certificate of Designations, the Corporation hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein (i) shall be deemed or operate to preclude any Holder from bringing suit or taking other legal action against the Corporation in any other jurisdiction to collect on the Corporation’s obligations to such Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of such Holder or (ii) shall limit, or shall be deemed or construed to limit, any provision of Section 19. The Corporation hereby irrevocably waives any right it may have to, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Certificate of Designations.

22. Severability. If any provision of this Certificate of Designations is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Certificate of Designations so long as this Certificate of Designations as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

23. Amendment. This Certificate of Designations or any provision hereof may be modified or amended or the provisions hereof waived with the written consent of the Corporation and the Holders of a majority of the Series C-2 currently outstanding. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series C-2 Convertible Preferred Stock of BTCS Inc. to be signed by its Chief Executive Officer on this 1st day of January, 2021.

BTCS INC.

By:
Charles Allen, Chief Executive Officer

BTCS INC.

CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series C-2 Convertible Preferred Stock of BTCS Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C-2 Convertible Preferred Stock, $0.001 par value per share (the “Series C-2”), of BTCS Inc., a Nevada corporation (the “Corporation”), indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Corporation, as of the date specified below.

Date of Conversion:

Aggregate number of Series C-2 shares to be converted:
Stated Value of such Series C-2 to be converted:
Anti-Dilution Amount of Series C-2 to be converted:
Conversion Amount of Series C-2 to be converted: (Stated Value plus Anti-Dilution Amount)

AGGREGATE CONVERSION AMOUNT TO BE CONVERTED: (Aggregate number of Series C-2 x Aggregate Conversion Amount)

Please confirm the following information:

Conversion Price:	$0.17
Number of shares of Common Stock to be issued:

        (Aggregate Conversion Amount / Conversion Price)

Please issue the Common Stock into which the applicable Series C-2 are being converted to Holder, or for its benefit, as follows:

[ ]	Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

[ ]	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, ______

Name of Registered Holder

By:
Name:
Title:

Tax ID:
Facsimile:
E-mail Address:

ACKNOWLEDGMENT

The Corporation hereby acknowledges this Conversion Notice and hereby directs _________________ to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated _____________, 20__ from the Corporation and acknowledged and agreed to by ________________________.

BTCS INC.

By:
Name:
Title:

BTCS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – March 31, 2021 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:

Before The Meeting – Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 30, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to

www.virtualshareholdermeeting.com/BTCS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

Control ID:

Proxy ID:

Password:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: [  ]

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2021

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoints Charles Allen and Michal Handerhan or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of BTCS Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held on March 31, 2021 at 10:00 a.m., New York Time virtually via live webcast at www.virtualshareholdermeeting.com/BTCS2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2, 3, 4, and 5. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies at the direction of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To elect three members to the Board of Directors.

Charles Allen	FOR [ ]	WITHHOLD [ ]

Michal Handerhan	FOR [ ]	WITHHOLD [ ]

David Garrity	FOR [ ]	WITHHOLD [ ]

2. To approve the 2021 Equity Incentive Plan.			FOR [ ] AGAINST [ ] ABSTAIN [ ]

3. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for fiscal year 2021.			FOR [ ] AGAINST [ ] ABSTAIN [ ]

4. To ratify and approve the issuance of the Series C-2 Preferred Stock to Messrs. Charles Allen, Michal Handerhan and David Garrity, executive officers and directors of BTCS.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

5. To ratify and approve the issuance of a total of 2,750,000 shares of Restricted Stock Units and a total of 12,000,000 stock options to Messrs. Charles Allen, Michal Handerhan and David Garrity, executive officers and directors of BTCS.

FOR [ ] AGAINST [ ] ABSTAIN [ ]

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